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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   May 10, 2006

OneTravel Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8662	23-2265039
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Lake Hearn Drive, Suite 300, Atlanta Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 256-6620

__________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 10, 2006, OneTravel Holdings, Inc. (the “Company”) entered into a Letter Agreement (the “Letter Agreement”) in connection with the term loan facility as described therein, with Palisades Master Fund, L.P. (“Palisades”) and borrowed gross proceeds of $2,100,000 (the “Loan”). The Loan was advanced for working capital purposes.

In connection with the Letter Agreement, the Company executed and delivered to Palisades a secured promissory note (the “Note”) on May 10, 2006, for the payment of the principal amount of $2,100,000, which bears interest on the unpaid balance at a per annum interest rate equal to 14.5%. The Company must repay the Loan in full on August 10, 2006, or earlier upon an Event of Default. The Note is guaranteed by the Company’s wholly owned subsidiaries One Travel, Inc. and Farequest Holdings, Inc., as evidenced by each of their respective Subsidiary Guarantees dated as of May 10, 2006. The Note is secured by the same collateral of the Company and the two subsidiary guarantors securing the Company’s 9% Secured Convertible Debentures originally issued October 24, 2005 (“October Debentures”), as evidenced by a First Amendment to Security Agreement, which amends the Security Agreement originally executed on October 24, 2005, securing the October Debentures.

The Letter Agreement also requires the Company to appoint a Chief Operating Officer of the Company within 10 Business Days of May 10, 2006, reasonably acceptable to the Lender, subject to the approval of the Company’s Board.

The summary of the Agreement, Note, Subsidiary Guarantee and the First Amendment to Security Agreement contained herein is qualified in it entirety by reference to the Agreement, Note, Subsidiary Guarantee, and the Security Agreement which are filed as Exhibits 10.1, 10.2, 10.3. and 10.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneTravel Holdings, Inc.

By:	/s/ Marc E. Bercoon
Marc E. Bercoon, President

Dated: May 12, 2006

Exhibit Index

Exhibit Number	Description of Exhibits
10.1	Letter Agreement for $2,100,000 Loan Facility, dated as of May 10, 2006, by and between OneTravel Holdings, Inc. and Palisades Master Fund, L.P.

10.2	Promissory Note, dated as of May 10, 2006, between OneTravel Holdings, Inc. and Palisades Master Fund, L.P.

10.3	Subsidiary Guarantee, dated as of May 10, 2006, by and between signatories thereto, in favor of Palisades Master Fund, L.P.

10.4
First Amendment to Security Agreement, dated as of May 10, 2006, by and among OneTravel Holdings, Inc. (the “Borrower”), Farequest Holdings, Inc. (“Farequest”), OneTravel, Inc., together with the Borrower and Farequest, called the “Debtors”, and Palisades Master Fund, L.P.

10.5	Consent and Waiver dated as of May 10, 2006, by and among the Holders of the Debentures described therein, One Travel Holdings, Inc. and Palisades Master Fund, L.P.